Exhibit 32.1



       Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002
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I, Louis D. Paolino, Jr., the Chief Executive Officer of Mace Security
International, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Mace Security International, Inc. for the quarter ended June 30, 2003 (the "June 30, 2003 Form 10-Q"), which this certification accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the June 30, 2003 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Mace Security International, Inc.


Dated: August 8, 2003

                                            /s/ Louis D. Paolino, Jr.
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                                            Louis D. Paolino, Jr.